Fees Summary	Nov. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 897,579,000.00
Previously Paid Amount	0.00
Total Fee Amount	123,955.67
Total Offset Amount	0.00
Net Fee	$ 123,955.67
Final Prospectus	false